Pursuant to Rule 497(b)
                                           Registration Statement No. 333-129707


4,500 UNITS

DATED:  July 13, 2006

EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 184

The Empire State Municipal Exempt Trust, Guaranteed Series 184, is one of a series of similar but separate unit investment trusts the objective of which is to seek to obtain tax-exempt interest income through an investment in a fixed insured portfolio. The portfolio consists primarily of long-term municipal bonds with average maturities of over 10 years. The Sponsor is Glickenhaus & Co. All of the bonds in the portfolio are insured by AAA-rated insurance companies as of the date of deposit. Please refer to the Investment Summary on the following page under Investment Strategy for a description of important information regarding insurance on the bonds in the trust.


The minimum purchase is 1 Unit.

This Prospectus contains two parts. Part A contains the Summary of Essential Information including summary material relating to the trust, the Portfolio and the Statement of Condition. Part B contains more detailed information about the Empire State Municipal Exempt Trust. Part A may not be distributed unless accompanied by Part B.

Read and retain this Prospectus for future reference.






The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 184
INVESTMENT SUMMARY
--------------------------------------------------------------------------------


Use this Investment Summary to help you decide whether an investment in this Trust is right for you. More detailed information can be found later in this Prospectus


Investment Objective. The Empire           o   the maturity dates of the bonds
State Municipal Exempt Trust,                  (including whether such bonds
Guaranteed Series 184, is a unit               may be called or redeemed prior
investment trust the objective of              to their stated maturity);
which is to seek to obtain
tax-exempt interest income through         o   the diversity of the purpose of
an investment in a fixed insured               issue of bonds; and
portfolio. The portfolio consists
primarily of long-term municipal           o   the cost of the bonds relative
bonds with average maturities of               to what the Sponsor believes is
over 10 years.                                 their value.

Investment Strategy. As of the Date        Risk Factors. Investors can lose
of Deposit, all of the bonds in the        money by investing in the Trust. The
portfolio are insured by AAA-rated         value of the units and the bonds
insurance companies that guarantee         held in the portfolio can each
the scheduled payments of principal        decline in value. An investor should
and interest on the bonds when due         consider the following factors when
(but not the value of the bonds            deciding whether to purchase units
before they mature). As a result,          of the Trust:
all of the bonds in the portfolio
are rated AAA by Standard and Poor's       o   No assurance can be given that
or Aaa by Moody's. Prior to Empire             the Trust's objectives will be
State Municipal Exempt Trust,                  achieved. These objectives are
Guaranteed Series 182, the bonds in            subject to the continuing
the portfolio were insured by an               ability of the respective
insurance policy obtained by the               issuers of the bonds to meet
Sponsor and issued by MBIA.                    their obligations.
Beginning with Empire State
Municipal Exempt Trust, Guaranteed         o   Municipal bonds are long-term
Series 182, the bonds in the                   fixed rate debt obligations that
portfolio are no longer insured by             decline in value with increases
an MBIA insurance policy obtained by           in interest rates, an issuer's
the Sponsor, and the sole source of            worsening financial condition, a
insurance on the bonds is now from             drop in bond ratings or when
the AAA-rated insurance companies              there is a decrease in the
which has been previously obtained.            federal or New York State income
                                               tax rate.
The following factors, among others,
were considered in selecting the           o   Changes in the tax treatment of
bonds:                                         bonds or a reduction in tax
                                               rates may have an adverse impact
o   whether the bonds selected were            on the value of the units.
    issued by the State of New York
    (including its political               o   Investors could lose interest
    subdivisions or authorities) or            income and/or principal if the
    Puerto Rico (or other United               issuer and the insurer of a bond
    States territories and their               both default in making their
    political subdivisions or                  payment obligations. The ratings
    authorities) so that the                   of the bonds in the Trust may be
    interest on such bonds would be            adversely affected by changes in
    exempt from regular federal, New           economic, political or other
    York State and New York City               conditions.
    income taxes imposed on the unit
    holders;                               o   If a decrease in net asset value
                                               occurs and units of the Trust
                                               are tendered for redemption, the

EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 184
INVESTMENT SUMMARY
--------------------------------------------------------------------------------

    Trust may be forced to liquidate       o   a pro rata portion of estimated
    some of the bonds at a loss. If            organization costs.
    such redemptions are substantial
    enough, this could trigger a           During the initial offering period,
    complete and unexpected                sales of at least 250 units will be
    liquidation of the Trust before        entitled to a volume discount from
    maturity, resulting in                 the Public Offering Price. During
    unanticipated losses for               the initial public offering period
    investors.                             of the Trust, if you are already an
                                           investor in any unit investment
Taxes. Interest on all of the bonds        trust with a fixed income portfolio
in the Trust is generally exempt           and you sell units in such
from regular federal income taxes          portfolio, you may purchase an equal
and is generally exempt from New           amount in value of units of the
York state and New York City               Trust at a discount of $10.00 per
personal income taxes for New York         unit. The amount of your purchase is
residents. Each of the bonds in the        limited to your current investment.
Trust received an opinion from bond
counsel rendered on the date of            The initial offering period lasts
issuance confirming its tax-exempt         until all of the units have been
status.                                    sold, which is usually between
                                           thirty and ninety days from the Date
Distributions. The Trust will              of Deposit.
distribute interest received by the
Trust semi-annually unless the unit        After the initial offering period
holder elects to receive them              the Public Offering Price of the
monthly. The Trust pro-rates the           units is equal to:
interest distributed on an annual
basis.                                     o   the aggregate bid price of the
                                               bonds in the Trust's portfolio
Each unit of the Trust at the Date             divided by the units
of Deposit represents 1/4,500                  outstanding, plus
fractional undivided interest in the
$4,500,000 face amount of underlying       o   a sales charge starting at 5.9%,
bonds and net income of the Trust in           which declines based upon the
the ratio of 1 unit for each $1,000            years to maturity of the bonds.
principal amount of underlying bonds
(including contracts and funds for         Market for Units. The Sponsor
the purchase thereof) in the Trust.        currently intends to repurchase
                                           units from unit holders at prices
Public Offering Price. If the units        based upon the aggregate bid price
of the Trust had been available for        of the underlying bonds. The Sponsor
sale on July 12, 2006, the Public          is not obligated to maintain a
Offering Price per unit would have         market and may stop doing so without
been $1,030.95. The Public Offering        prior notice for any business
Price of the units during the initial      reason. If the Sponsor stops
offering period is equal to:               repurchasing units, a unit holder
                                           may dispose of its units by
o   the aggregate offering price of        redemption. The price received from
    the bonds in the Trust's               the Trustee by the unit holder for
    portfolio divided by the number        units being redeemed is also based
    of units outstanding, plus             upon the aggregate bid price of the
                                           underlying bonds. Units can be sold
o   a sales charge equal to 4.9% of        at any time to the Sponsor or the
    the aggregate offering price of        Trustee without fee or penalty.
    Securities per unit, and

EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 184
------------------------------------------------------------------------------


FEE TABLE

------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Offering and Expenses and Charges. Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
------------------------------------------------------------------------------


Unit Holder Transaction Expenses
                                                  As a % of
                                                    Public         Amounts per
                                                Offering Price        Unit
                                                ---------------  ---------------
Maximum Sales Charge Imposed on Purchase
during the Initial Offering Period (as a
percentage of offering price)..................      4.90%             $50.28
                                                     ====              ======
Reimbursement to Sponsor for Estimated
Organization Costs.............................      .472%             $ 4.84
                                                     ====              ======
Estimated Annual Trust Operating Expenses
   (expenses deducted from Trust assets)
                                                  As a % of        Amounts per
                                                  Net Assets          Unit
                                                ---------------  ---------------
Trustee's Fee..................................      .117%             $  1.14
Maximum Portfolio Supervision, Bookkeeping
   and Administrative Fees.....................      .051%             $   .50
Other Operating Expenses.......................      .087%             $   .85
                                                     ----              -------

                                                     .255%             $  2.49
                                                     ====              =======

Example                                             Cumulative Expenses and
                                                   Charges Paid for Period:
                                               ---------------------------------
                                               1 year  3 years 5 years 10 years
                                               ------  ------- ------- --------

An investor would pay the following expenses
and charges on a $10,000 investment, assuming
the Trust's estimated annual operating expense
ratio of.255% and a 5% annual return on the
investment throughout the periods.............. $576     $626    $676    $800





The example also assumes and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return. The actual expenses and annual rate of return may be higher or lower than those assumed for purposes of the example.

EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 184
SUMMARY OF ESSENTIAL INFORMATION
AS OF JULY 12, 2006

Sponsor:            Glickenhaus & Co.          Evaluation Time:    12:00 p.m. Eastern
                                                                   time on the business
Trustee and                                                        day prior to the
Distribution Agent: The Bank of New York                           Date of Deposit and
                                                                   2:00 p.m. Eastern
Evaluator:          CapeLogic, Inc.                                time thereafter.

Date of Deposit+:   July 13, 2006              Minimum Principal
                                               Distributions:      $1.00 per unit
Mandatory
Termination Date:   November 15, 2044          Minimum Value of    $1,000,000 or 20% of
                                               the Trust under     the principal amount
First Settlement                               which the Trust     of the bonds
Date:               July 18, 2006              Agreement May be    deposited in Trust,
                                               Terminated:         whichever is lower.
Sales Charge and Organizational Costs:
                                               Monthly Record
During the initial offering period             Dates:              15th Day of Month.
investors pay a sales charge of 4.9% of
the Public Offering Price. Investors who       Monthly Payment
purchase units during the initial              Dates:              1st Day of Month.
offering period also pay a pro rata
share of the costs incurred in                 Semi-Annual Record  15th Day of May and
organizing the Trust. These organization       Dates:              November.
costs include costs of preparing the
registration statement, the trust              Semi-Annual         1st Day of June and
indenture and other closing documents,         Payment Dates:      December.
registering units with the SEC and the
states, and the initial audit of the           Evaluator's Fee:    $.50 per bond for
Trust's portfolio. The initial sales                               each valuation.
charge is paid directly from the amount
invested. Investors who purchase shares        Trustee's Annual    For each $1,000
after the initial offering period do not       Fee:                principal amount of
have to pay any of the organization                                bonds in the Trust,
costs but will pay a variable sales                                $1.14 under the
charge ranging from a maximum of 5.9% to                           monthly and $0.74
a minimum of 1.0% based upon the                                   under the semi-
maturity of each bond in the Trust.                                annual distribution plan.

Average Dollar                                 Sponsor's Annual    Maximum of $.50 per
Weighted Maturity                              Fee:                $1,000 principal
of Bonds in the                                                    amount of underlying
Trust:                    29.09 Years.                             Securities.



----------
+ The Date of Deposit is the date on which the Trust Agreement among the Sponsor, the Trustee and the Evaluator was signed and the deposit with the Trustee was made.

EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 184
SUMMARY OF ESSENTIAL INFORMATION
AS OF JULY 12, 2006

Aggregate Principal Amount of Bonds in Trust:                          $ 4,500,000.00*
Number of Units:                                                                4,500
Fractional Undivided Interest in Trust Per Unit:                              1/4,500
Total Value of Securities in Portfolio (Based on Offering Side
 Valuations of Securities):                                            $ 4,391,235.60
                                                                        =============
Sponsor's Initial Repurchase Price Per Unit (Total Value of
 Securities divided by 4,500 Units):                                   $       975.83**
  Plus Sales Charge of 4.9% (on sales of fewer than 250 Units):                50.28
  Plus Organization Costs:                                             $         4.84
                                                                        -------------
Public Offering Price Per Unit:                                        $     1,030.95***
                                                                        =============
Redemption Price Per Unit:                                             $       971.66****
Excess of Public Offering Price Over Redemption Price Per Unit:        $        59.29
Excess of Public Offering Price Over Sponsor's Initial Repurchase      $        55.12
 Price Per Unit:

Sponsor's Profit (Loss) on Deposit:                                    $    44,819.70

                                                                Monthly         Semi-Annual
                                                                -------         -----------
Estimated Annual Interest Income Per Unit (includes
 cash income accrued only):                              $        45.94     $         45.94
  Less Estimated Annual Expenses:                                  2.48                1.98
                                                         --------------     ---------------
Estimated Net Annual Interest Income Per Unit:           $        43.46     $         43.96
                                                         ==============     ===============
Estimated Interest Distribution Per Unit**:              $         3.62     $         21.98

o Date of First Distribution:                         September 1, 2006    December 1, 2006
o Amount of First Distribution:                          $         3.25     $         14.28
o Record Date of First Distribution:                    August 15, 2006   November 15, 2006
o Date of Regular Distribution:                         October 1, 2006        June 1, 2007
                                                         and thereafter      and thereafter
o Amount of Regular Distribution:                        $         3.62     $         21.98

Estimated Current Return Based on Public Offering
 Price (includes cash income accrual only):                       4.22%                4.26%
Estimated Long-Term Return:                                       4.19%                4.24%
Estimated Daily Rate of Net Interest Accrual Per
 Unit:                                                   $      .12073$               .12212


-----------------
* If a replacement bond is not acquired when a contract for the purchase of bonds fails, the aggregate principal amount of the bonds may be reduced. See "The Trust - General Considerations" in Part B.
** Based, during the initial offering period, solely upon the offering prices of the Securities and thereafter on the bid prices of such Securities.
*** No accrued interest will be added to the Public Offering Price in connection with purchases of units contracted for on July 13, 2006. With respect to purchases contracted for after such date, accrued interest from July 18, 2006 including, the date of settlement (normally three business days after order) will be added to the Public Offering Price. In order to reduce the amount of accrued interest investors have to pay in addition to the Public Offering Price, the Trustee has agreed to advance to the Trust the amount of accrued interest due on Securities through and including July 18, 2006.
**** Based solely upon the bid prices of the Securities. Upon tender for redemption, the price to be paid will include accrued interest as described in "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit" in Part B.

EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 184
PORTFOLIO SUMMARY
AS OF JULY 12, 2006



                                                           Number   Percentages+
                                                           ------   ------------
Number of municipal bonds.............................        7        100.00%
General obligation bonds backed by the taxing power of        0          0.00%
     that issuer......................................
Bonds payable from the income of specific projects or
     authorities and not supported by the issuer's
     power to levy tax................................        7        100.00%
The bonds derived their income from the following
     primary source:
     o   Hospital and Health Care.....................        1         26.70%*
     o   Other........................................        1          9.10%
     o   Special Tax..................................        1         11.10%
     o   University and College.......................        1         12.40%
     o   Water and Sewer..............................        3         40.70%*
As of the date of deposit the bonds in the trust are
     rated as follows:
     o   Standard & Poor's
              AAA.....................................        7        100.00%
              AA......................................        0          0.00%
              A.......................................        0          0.00%
                                                              -       --------
                  Total...............................        7        100.00%
                                                              =        =======
     o   Moody's
              Aaa.....................................        3         46.89%
              Aa......................................        0          0.00%
              Not Rated...............................        4         53.11%
                                                              -      ---------
                  Total...............................        7        100.00%
                                                              =        =======
The following insurance companies have insured the
     bonds in the trust as to timely payment of
     principal and interest:
     o           AMBAC................................        2         30.20%
     o           CIFG.................................        1          7.50%
     o           FGIC.................................        1         26.40%
     o           FSA..................................        1         14.80%
     o           MBIA.................................        1         12.10%
     o           XLCA.................................        1          9.00%
                                                              -       --------
                       Total..........................        7        100.00%
                                                              =        =======

Bonds initially deposited which were purchased on a
  "when issued" basis.................................        0          0.00%
Number of bonds issued with "original issue
  discount"...........................................        4         67.11%
Number of zero coupon bonds...........................        0          0.00%

-----------------
+ Percentages based on the aggregate principal amount of the bonds in the Trust.
* The Trust is considered to be "concentrated" in a particular category when bonds of that type make up 25% or more of the portfolio.

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Sponsor, Trustee, and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 184:

We have audited the Statement of Condition and related Portfolio of Empire State Municipal Exempt Trust, Guaranteed Series 184, as of July 13, 2006. The Statement of Condition and Portfolio are the responsibility of the Sponsor. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of condition is free of material misstatement. The trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of condition, assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall statement of condition presentation. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase securities by correspondence with the Trustee. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 184 as of July 13, 2006, in conformity with accounting principles generally accepted in the United States of America.





GRANT THORNTON LLP
New York, New York
July 13, 2006

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 184
                 Statement of Condition as of Date of Deposit as of the Opening of Business, July 13, 2006

                                 TRUST PROPERTY

Investment in Securities:
   Contracts to purchase underlying Securities (1)(2) ...........  $4,391,235.60
Accrued interest receivable (2) .................................      20,070.26
                                                                   -------------
      Total .....................................................  $4,411,305.86
                                                                   =============

                   LIABILITIES AND INTEREST OF UNIT HOLDERS

Liabilities:
   Accrued interest receivable (2) ..............................  $   20,070.26
                                                                   -------------
                                                                   $   20,070.26

Interest of Unit holders:
Units of fractional undivided interest outstanding (4,500):
   Cost to investors (3) ........................................   4,639,242.74

   Less-Organization Costs (4) ..................................      21,750.00

   Less--gross underwriting commission (5) ......................     226,257.14
                                                                    ------------
Net interest of Unit holders ....................................   4,391,235.60
                                                                   -------------
      Total .....................................................  $4,411,305.86
                                                                   =============
----------------------
      (1) Aggregate cost to the Trust of the Securities listed under "Portfolio" is based on offering side valuation determined by the Evaluator on the basis set forth under "Public Offering--Offering Price" in Part B. The aggregate bid side evaluation of the Securities in the portfolio, as determined by the Evaluator, as of the Date of Deposit was $4,372,474.00. An irrevocable letter of credit issued by The Bank of New York, in an aggregate amount equal to or in excess of $4,407,384.77 has been deposited with the Trustee. The amount of such letter of credit includes: $4,391,235.60, the amount required to purchase the tax-exempt securities listed in the related portfolio, plus $16,149.17 covering accrued interest through expected dates of delivery.

      (2) On the basis set forth under "Rights of Unit Holders--Distribution of Interest and Principal" in Part B, the Trustee will advance an amount equal to the accrued interest on the Securities as of July 18, 2006 (the "First Settlement Date"), plus any cash received by the Trustee with respect to interest on the Securities prior to such date, and the same will be distributed to the Sponsor on the First Settlement Date. Consequently, the amount of interest accrued on a Unit to be added to the public offering price thereof will include only such accrued interest from the First Settlement Date to the date of settlement, less all withdrawals and deductions from the Interest Account subsequent to the First Settlement Date made with respect to the Unit.

      (3) Aggregate public offering price (exclusive of interest) is computed on 4,500 Units on the basis set forth above under "Public Offering--Offering Price" in Part B.

      (4) A portion of the Public Offering Price consists of an amount sufficient to pay for all or a portion of the costs of establishing a Trust. These costs have been estimated at $4.84 per Unit for the Trust.

      (5) A sales charge of 4.9% computed on 4,500 Units. See "Public Offering--Offering Price" in Part B for volume discounts on sales of 250 Units or more.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 184
            Portfolio as of the Opening of Business, July 13, 2006

                                                                   Coupon    Redemption Features                 Cost of
 Port-              Principal                                       Rate      Ant. -Anticipated     Yield       Securities
 folio    Rating     Amount        Represented by Contracts to      and      S.F. - Sinking Fund      to         to Trust
  No.       (1)       (2)          Purchase Securities (3)        Maturity   Opt. - Optional (4)   Maturity       (5)(6)
 -----    ------    ---------   -------------------------------   --------   -------------------   --------     ----------
   1.     AAA        $500,000   New York Convention Center        5.000%     11/15/36 @ 100 S.F.      4.70%   $  511,250.00
                                Development Corporation Revenue   11/15/44   11/15/15 @ 100 Opt.
                                Bonds (Hotel Unit Fee Secured),
                                Series 2005 (AMBAC Insured)

   2.     AAA         650,000   New York City Municipal Water     4.750%              --              4.77%
                                Finance Authority, Water and      06/15/38   06/15/16 @ 100 Opt.                 647,562.50
                                Sewer System Revenue Bonds,
                                Fiscal 2006 Series D (FSA
                                Insured)

   3.     AAA         330,000   New York City Municipal Water     4.750%              --              4.77%      328,762.50
                                Finance Authority, Water and      06/15/38   06/15/16 @ 100 Opt.
                                Sewer System Revenue Bonds,
                                Fiscal 2006 Series D (CIFG
                                Insured)

   4.     AAA         850,000   New York State Environmental      4.500%     06/15/32 @ 100 S.F.      4.75%      816,212.50
                                Facilities Corporation, State     06/15/36   06/15/16 @ 100 Opt.
                                Clean Water and Drinking Water
                                Revolving Funds Revenue Bonds
                                (New York City Municipal Water
                                Finance Authority Projects -
                                Second Resolution Bonds),
                                Series 2006 B Subordinated SRF
                                Bonds (AMBAC Insured)

   5.     AAA         410,000   New York City Industrial          4.500%              --              4.73%      395,211.30
                                Development Agency, Civic         06/01/35   06/01/15 @ 100 Opt.
                                Facility Revenue Bonds, Series
                                2005B-2 (XLCA Insured)

   6.     AAA       1,200,000   Dormitory Authority of the        4.500%     05/15/27 @ 100 S.F.      4.73%    1,159,800.00
                                State of New York, Municipal      05/15/31   05/15/16 @ 100 Opt.
                                Health Facilities Improvement
                                Program, Lease Revenue Bonds
                                (The City of New York Issue),
                                Series 2006A (FGIC Insured)

   7.     AAA         560,000   Dormitory Authority of the        4.375%     07/01/26 @ 100 S.F.      4.72%      532,436.80
                                State of New York, Lease          07/01/30   07/01/15 @ 100 Opt.
                                Revenue Bonds (State University
                                Dormitory Facilities Issue),
                                Series 2005B (MBIA Insured)

                    ---------                                                                                  ------------
                   $4,500,000                                                                                 $4,391,235.60
                   ==========                                                                                 =============




   The Notes following the Portfolio are an integral part of the Portfolio.

      Notes to Portfolio

      The symbol "NR" denotes a non-rated issue of bonds.

      (1) All ratings are by Standard & Poor's except those by Moody's Investors Service which are identified by an asterisk (*). A corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. A brief description of the rating symbols and their meanings is set forth under "Description of Bond Ratings" in Part B.

      (2) All bonds are represented by contracts to purchase.


      (3) All contracts to purchase the bonds were entered into from July 5, 2006 to July 11, 2006. All contracts are expected to be settled prior to or on the First Settlement Date of the Trust which is expected to be July 18, 2006.


      (4) This heading shows the year in which each issue of bonds is initially redeemable and the redemption price for that year unless otherwise indicated. Each such issue continues to be redeemable at declining prices thereafter, but not below par.

      "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. In addition, certain bonds in the Trust may be redeemed in whole or in part other than by operation of the stated optional call or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A sinking fund may be estimated based upon various factors or may be mandatory.

      "Ant." indicates the existence of anticipated redemptions at a price of 100%. Under certain circumstances, these anticipated redemptions can be altered. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed before maturity by the proceeds of a new bond issue.

      Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par. To the extent that the bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Monthly and semi-annual distributions generally will be reduced by the amount of the income which would otherwise have been paid with respect to redeemed bonds and there will be distributed to Unit holders the principal amount and any premium received on such redemption. The estimated current return in this event may be affected by such redemptions. The federal tax effect on Unit holders of such redemptions and resultant distributions is described in the section entitled "Tax Status" in Part B.


      (5) See Note (1) to "Statement of Condition as of Date of Deposit" regarding cost of bonds. The offering prices are greater than the current bid prices of the bonds which is the basis on which Redemption Price per Unit is determined for purposes of redemption of Units (see the first paragraphs under "Public Offering--Offering Price" and "Rights of Unit Holders--Redemption--Computation of Redemption Price Per Unit" in Part B). On the business day prior to the Date of Deposit the aggregate bid side valuation of the Securities in the Trust was lower than the aggregate offering side valuation by .427%. Yield of bonds was computed on the basis of offering prices on the Date of Deposit.


      Bonds identified as escrowed to maturity under "Portfolio" for the Trust in this Part A are priced to the maturity date not the call date.


      (6) Annual interest income to the Trust is $206,750.00.

                              UNDERWRITING ACCOUNT


      The names and addresses of the Underwriters and the number of units of the Trust each has agreed to purchase from the Underwriting Account are:


                                                                                                 Units
                                                                                                Series
              Name                                 Address                                        184
              ----                                 -------                                        ---
Glickenhaus & Co. ............   546 Fifth Avenue, New York, New York 10036                      3,700
Ryan, Beck & Co. LLC..........   650 Madison Avenue, 10th Floor, New York, New York 10022          300
Aegis Capital Corp. ..........   70 E Sunrise Highway, Valley Stream, New York 11581               100
Cadaret, Grant & Co., Inc.....   One Lincoln Place, Syracuse, New York 13202                       100
David Lerner Associates, Inc..   477 Jericho Turnpike, Syosset, New York 11791                     100
Hennion & Walsh, Inc..........   2001 Route 46, Waterview Plaza, Parsippany, New Jersey 07054      100
Ramirez & Co., Inc............   61 Broadway, New York, New York 10006                             100
                                                                                               -------
                                                                                                 4,500
                                                                                               =======

EMPIRE STATE MUNICIPAL EXEMPT TRUST                            Prospectus Part B

  Part B of this Prospectus may not be distributed unless accompanied by Part A

                                    THE TRUST

Organization. The Empire State Municipal Exempt Trust, Guaranteed Series as designated in Part A (the "Trust"), is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement* (the "Trust Agreement"). The Trust Agreement is dated the Date of Deposit and is among Glickenhaus & Co. as sponsor (the "Sponsor"), The Bank of New York, as trustee (the "Trustee") and CapeLogic, Inc., as evaluator (the "Evaluator").

Objectives. The objective of the Trust is to seek to obtain tax-exempt interest income through an investment in a fixed insured portfolio consisting primarily of long-term municipal bonds with average maturities of over ten years. No assurance can be given that the Trust's objectives will be achieved.

Portfolio. The portfolio of the Trust consists of the Bonds described in "The Portfolio" in Part A. All of the Bonds in the portfolio are insured by AAA-rated insurance companies. (See "Insurance on the Bonds" in this Part B).

     The following factors, among others, were considered in selecting the
Bonds:

       o whether the Bonds selected were issued by the State of New York (including its political subdivisions or authorities) or Puerto Rico (or other United States territories and their political subdivisions or authorities) so that the interest on such Bonds would be exempt from regular federal, New York State and New York City income taxes imposed on the unit holders;

       o the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);

       o   the diversity of the purpose of issue of Bonds; and

       o the cost of the Bonds relative to what the Sponsor believes is their value.

Units. Each Unit represents the fractional undivided interest in the principal and net income of the Trust. If any Units of the Trust are redeemed after the date of this prospectus, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase. Units will remain outstanding until redeemed or until the termination of the Trust Agreement for the related Trust.


--------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the Trust Agreement which is incorporated herein by reference.

                                  RISK FACTORS

An investment in Units is subject to the following risks:

Failure of Issuers to Pay Interest and/or Principal. The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

Fixed-Rate Bonds. An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal or New York State income tax rate. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate bonds.

Original Issue Discount Bonds and Zero Coupon Bonds. Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. For federal income tax purposes, original issue discount on tax-exempt bonds must be accrued over the term of the bonds. On sale or redemption of the Bonds, the difference between
(i) the amount realized (other than amounts treated as tax-exempt income) and
(ii) the tax basis of such bonds (properly adjusted, in the circumstances described below, for the accrual of original issue discount) will be treated as taxable gain or loss. See "Tax Status" herein.

"When Issued" and "Delayed Delivery" Bonds. Certain Bonds in the Trust may have been purchased by the Sponsor on a "when issued" basis. Bonds purchased on a "when issued" basis have not yet been issued by their governmental entity on the Date of Deposit (although such governmental entity had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed ("delayed delivery") or may not occur. The effect of the Trust containing "delayed delivery" or "when issued" Bonds is that Unit holders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such "when issued" or "delayed delivery" Bonds during the time between their purchase of Units and delivery of such Bonds.

Redemption or Sale Prior to Maturity. Most of the Bonds in the Portfolio of the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Unit holders and will not be reinvested. Thus, no assurance can be given that the Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in the Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount. The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest rate of such Bonds is at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. Under the provisions of the Internal Revenue Code in effect on the date of this Prospectus, any income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units.

Failure of a Contract to Purchase Bonds and Substitution of Bonds. In the event of a failure to deliver any Bond that has been purchased for the Trust under a contract ("Failed Bonds"), the Sponsor is authorized to purchase other bonds ("Replacement Bonds"). The Trustee shall pay for Replacement Bonds out of funds held in connection with the Failed Bonds and will accept delivery of such Bonds to make up the original corpus of the Trust. The Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract, and the purchase price (exclusive of accrued interest) may not exceed the principal attributable to the Failed Bonds. Whenever a Replacement Bond has been acquired for the Trust, the Trustee shall, within five days thereafter, notify all Unit holders of the Trust of the acquisition of the Replacement Bond and shall, on the next monthly Payment Date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Bond exceeded the cost of the Replacement Bond. In addition, a Replacement Bond must:

       o be a tax-exempt bond which was issued by the State of New York (including its political subdivisions or authorities) or Puerto Rico (or other United States territories and their political subdivisions or authorities);

       o have a fixed maturity or disposition date not exceeding that of the Failed Bond it replaces;

       o be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the Failed Bond which it replaces;

       o   shall not be a "when issued" Bond; and

       o   be insured by an AAA-rated insurance company.

     If the right of limited substitution described above shall not be used to acquire Replacement Bonds in the event of a failed contract, the Sponsor will refund the sales charge attributable to such Failed Bonds to all Unit holders of the Trust, and distribute the principal and accrued interest (at the coupon rate of such Failed Bond, or earned original issue discount in the case of zero coupon bonds, from the Deposit Date to the date the Sponsor notifies the Trustee that it will not purchase Replacement Bonds) attributable to such Failed Bonds on the next monthly Payment Date which is more than 30 days thereafter. In the event a Replacement Bond is not acquired by the Trust, the Estimated Net Annual Interest Income per Unit for the Trust would be reduced and the Estimated Current Return thereon might be lowered.

Risk Inherent in an Investment in Different Types of Bonds. The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

     General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

     Appropriations Bonds. Certain Bonds in the Trust may be Bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the Sponsor may instruct the Trustee to sell such Bonds.

     Industrial Development Revenue Bonds ("IDRs"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

     Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

     Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Unit holder purchased Units, any prepayment at par would result in a loss of capital to the Unit holder and reduce the amount of income that would otherwise have been paid to Unit holders.

     Power Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

     Water and Sewer Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

     University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

     Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase or equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

     Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

     Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

     Moral Obligation Bonds. The Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.

     Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

     Airport, Port and Highway Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

     Special Tax Bonds. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

     Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

     Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

     Convention Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

     Correctional Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Special Factors Affecting New York

     The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

     There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the Trust or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

     Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

     The New York Economy


     Although the September 11 terrorist attacks had a more devastating impact on the New York economy than on any other state, the State's recovery is securely in the middle of its third year. The State's financial and housing sectors have been strongly supported by low interest rates and rising home prices, while the professional and business services sector has benefited from robust growth in U.S. corporate profits. However, the most recent data continues to indicate that the State's economic momentum may have peaked in 2005, with growth expected to slow going forward. State private sector employment growth is projected to slow to 0.9 percent in 2006, consistent with the consensus economic forecasting process conducted in advance of the enactment of the State's 2006-07 Budget.

     The most recent establishment-level data, which permits a more detailed analysis of the State's labor market dynamics, continues to support a positive outlook for State employment growth. The State's gross rate of job creation comfortably exceeds the gross rate of job destruction. Nevertheless, the recent upturn in the job destruction index may yet be another indicator of the slowing of State economic growth. Recent Federal Reserve policy appears aimed at engineering a soft landing for the U.S. economy as was successfully accomplished in 1994-95. However, as the events of that period demonstrated, because of the State's position as a financial market capital, the New York economy tends to be more sensitive to monetary policy actions than the economies of other states. Employment growth at both the State and national levels responded negatively to the seven consecutive interest rate hikes implemented by the Federal Reserve between January 1994 and January 1995. Thus the soft landing projected for the nation could turn to a significant slowdown for New York.

     As the nation's financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. Finance and insurance bonuses fell 7.7 percent during the 1994-95 State fiscal year in the wake of the Federal Reserve's policy shift. The risk would become amplified should the central bank overshoot its target. The impact of rising rates on the State's housing sector also poses a risk. Should the State's real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could negatively be affected. These effects could ripple through the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

     Other significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) record high oil prices which have increased over 80 percent since June 2003 could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil. Higher energy prices and global instability also loom large as risks to equity market performance.

     The 2006-07 State Financial Plan (current fiscal year)

     The State Legislature adopted a budget for 2006-07 (the "Enacted Budget") by April 1, 2006, the start of the State's current fiscal year. Although the Legislature adopted the budget on time, the process was, and continues to be, marked by substantive policy disagreements between the Governor and the Legislature. During the Legislature's deliberations, the Governor expressed concerns with the overall level of spending under consideration for 2006-07, the diminution of reserves, the potentially adverse impact of the budget on structural balance, and the absence of substantive reforms to Medicaid and other programs. The 2006-07 Enacted Budget Financial Plan (the "State Financial Plan") was prepared by the Division of the Budget (the "DOB") and reflects the actions of the Legislature and Governor through May 12, 2006.

     The DOB projects the State will end the 2006-07 fiscal year with a General Fund balance of $3.3 billion. The balance is not a surplus from 2006-07 operations, but reflects $1.0 billion in long-term undesignated reserves and $2.3 billion previously set aside to finance existing or planned commitments. The long-term reserves consist of $944 million in the State's Rainy Day Reserve, which has a balance that is at the statutory maximum of 2 percent, and $21 million in the Contingency Reserve for litigation risks. The reserves previously set aside for planned commitments include $276 million in the Community Projects Fund to finance existing legislative and gubernatorial initiatives, $1.8 billion in a spending stabilization reserve (the amount of the 2005-06 surplus remaining after balancing the 2006-07 budget) that is planned to be used in equal amounts to lower the projected 2007-08 and 2008-09 budget gaps, and $250 million for debt reduction. It is expected that the money for debt reduction will be used by the end of the fiscal year to reduce the high cost debt and future debt service costs. If that happens, the General Fund closing balance in 2006-07 would be $3.0 billion.

     The State Financial Plan projects General Fund receipts, including transfers from other funds, to total $50.9 billion in 2006-07, an increase of $3.7 billion, or 7.7 percent over the prior year. General Fund tax receipts growth is projected at 6.7 percent. General Fund miscellaneous receipts are projected to increase by 41.1 percent, largely due to several one-time transactions expected in the current fiscal year. General Fund receipts, including transfers to other funds, are projected to total $51.4 billion in 2007-08, an increase of $495 million from 2006-07 estimates. Receipts are projected to grow by nearly $2.5 billion in 2008-09 to total $53.8 billion. The growth in underlying tax receipts for 2006 through 2008 is consistent with average historical growth during the mature stages of an economic expansion. In general, there is significant uncertainty associated with forecasts of receipts more than 18 months into the future.

     The State Financial Plan projects General Fund spending, including transfers to other funds, of $50.8 billion in 2006-07, an increase of $4.3 billion, or 9.4 percent over 2005-06 actual results. The DOB forecasts General Fund "current services" spending of $55.9 billion in 2007-08, an increase of $5.0 billion, or 9.9 percent over 2006-07 levels, while 2008-09 growth is projected at $3.3 billion, or 5.9 percent.

     Entering the 2006-07 budget cycle, the State estimated a budget imbalance of $751 million in 2006-07 and gaps in the range of $3 billion to $4 billion in future years. The Governor's Executive Budget proposal, if enacted in its entirety, would have eliminated the 2006-07 imbalance and left gaps of $1.9 billion in 2007-08 and $3.9 billion in 2008-09. The State Financial Plan, which incorporates both the Legislature's modifications to the Executive proposal and the impact of gubernatorial vetoes and subsequent legislative overrides (through May 12, 2006, the date of the State Financial Plan), is also balanced in 2006-07, but projects an estimated gap of $3.7 billion in 2007-08 and $4.3 billion in 2008-09.

     The State Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation. There can be no assurance that actual results will not differ materially and adversely from the projections contained in the State Financial Plan set forth above.

     Special Considerations

     The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current

State Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

     Recent events have increased the risks to the forecast for both employment and wages. The threat of future terrorist acts against the U.S. still remains. Another attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the current forecast. Any other such shock that would have a strong and prolonged impact on the financial markets would also disproportionately affect the State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected. The financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.


     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

     Ratings

     Standard & Poor's, Moody's and Fitch Ratings currently rate the State's general obligation bonds AA, Aa3 and AA-, respectively.


     On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA and reaffirmed its stable outlook. On May 16, 2003, Standard & Poor's revised its outlook on the State's general obligation bonds from stable to negative. On September 21, 2004, Standard & Poor's again revised its outlook on the State's general obligation bonds from negative to stable. On March 1, 2006, Standard & Poor's reaffirmed its AA rating and stable outlook on the State's general obligation bonds. On November 9, 2004, Moody's revised its rating on the State's general obligation bonds from A2 to A1, and revised its outlook on the State's general obligation bonds from stable to positive. On December 14, 2005, Moody's revised its rating on the State's general obligation bonds from A1 to Aa3, and revised its outlook on the State's general obligation bonds from positive to stable. On June 5, 2003, Fitch Ratings revised its rating on the State's general obligation bonds from AA to AA-. On February 28, 2005, Fitch Ratings reaffirmed its AA- rating and stable outlook on the State's general obligation bonds.

New York City

     The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

     Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. It is assumed that the economic slowdown that began in 2001 as a result of the September 11 attacks, a national economic recession, and a downturn in the securities industry came to an end in 2004. The City assumes continued moderate growth in calendar year 2005. After increasing by 2.5% in 2003, total personal income for City residents is estimated to have increased in 2004. In 2002 and 2003, average annual employment in the City fell by approximately 108,600 and 51,800 jobs, respectively. In 2004, average annual employment in the City increased by 10,000 jobs. As of October 2005, total employment in the City was approximately 3,600,600 compared to approximately 3,568,300 in October 2004, an increase of approximately 0.9%.


     The Mayor is responsible for preparing the City's financial plan, which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2006 through 2009 fiscal years submitted to the State Financial Control Board (the "Control Board") on July 6, 2005 (the "July Financial Plan") and Modification No. 06-2 to the July Financial Plan submitted to the Control Board on February 1 and February 13, 2006, which, among other things, contains the Mayor's preliminary budget for the 2007 fiscal year and extends the financial plan to include the 2010 fiscal year (as so modified, the "City Financial Plan"). The City's projections set forth in the City Financial Plan and subsequent modification are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and cost of future labor settlements.


     Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully, as well as the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements although it currently does not expect to issue such notes in fiscal year 2006. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.


     The 2006-10 Financial Plan


     For the 2005 fiscal year, the City's General Fund had an operating surplus of $3.534 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2005 fiscal year is the twenty-fifth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.


     On July 6, 2005, the City submitted the July Financial Plan to the Control Board. The July Financial Plan reflects changes as a result of the City's expense and capital budgets for the 2006 fiscal year which were adopted on June 30, 2005. The City Financial Plan projects revenues and expenditures for the 2006 fiscal year balanced in accordance with GAAP, and projects gaps of $4.5 billion, $4.5 billion, and $3.9 billion in fiscal years 2007 through 2009, respectively, after implementation of a gap-closing program. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues of expenditures, before discretionary transfers, for each fiscal year.

     On January 31, 2006, the Mayor released his preliminary budget for the 2007 fiscal year. On February 1 and February 13, 2006, the City submitted to the Control Board the City Financial Plan which is a modification to the July Financial Plan. The City Financial Plan now projects revenues and expenses for the 2006 and 2007 fiscal years balanced in accordance with GAAP, and projects gaps of $3.4 billion, $3.5 billion and $2.7 billion in fiscal years 2008 through 2010, respectively.

     The City Financial Plan reflects increases in projected net revenues since the July Financial Plan totaling $2.8 billion, $1.8 billion, $1.9 billion and $1.6 billion in fiscal years 2006 through 2009, respectively, resulting primarily from increases in projected real estate transaction, personal income and business tax revenues offset by decreases in real estate tax revenues. The City Financial Plan also reflects a decrease in projected net expenditures of $268 million in fiscal year 2006, excluding the prepayment of $3.3 billion of expenditures otherwise due in fiscal year 2007, and increases in projected net expenditures since the July Financial Plan totaling $1.2 billion, $1.0 billion and $1.4 billion in fiscal years 2007 through 2009, respectively. Increases in projected expenditures since the July Financial Plan include: (i) increased labor costs as a result of recent settlements of labor negotiations and provision for similar increases for collective bargaining units not yet settled of $661 million, $1.1 billion, $1.2 billion and $1.2 billion in fiscal years 2006 through 2009, respectively; (ii) increased energy costs of $101 million, $102 million, $88 million and $83 million in fiscal years 2006 through 2009, respectively; (iii) increased agency spending of $102 million, $216 million, $216 million and $223 million in fiscal years 2006 through 2009, respectively; and (iv) the contribution of $1 billion in each of fiscal years 2006 and 2007 to a trust to be established to advance-fund a portion of the future cost of health benefits for retirees. Decreases in projected City-funded expenditures since the July Financial Plan result from (i) increases in State education aid of $35 million, $300 million, $337 million and $337 million in fiscal years 2006 through 2009, respectively; (ii) a one-time decrease in Medicaid expenses of $450 million due to a change in accrual methods for Medicaid payments beginning in fiscal year 2006; (iii) decreased debt service costs of $41 million, $117 million, $33 million and $9 million in fiscal years 2006 through 2009, respectively; and (iv) a reduction in prior year payables of $400 million and a reduction in the general reserve of $200 million in fiscal year 2006. In addition, the City Financial Plan reflects decreased pension contributions of $925 million and $571 million in fiscal years 2006 and 2007, respectively, and increased pension contributions of $161 million and $452 million in fiscal year 2008 and 2009, respectively, as a result of changes in actuarial assumptions and funding methodologies, which have been approved by the boards of the five major actuarial pension systems and which are expected to be approved by the State Legislature. The City Financial Plan includes the proposed prepayment in fiscal year 2006 of $3.3 billion in debt service due in fiscal year 2007.

     The City Financial Plan includes funding for all recent labor contract settlements covering the vast majority of City employees and makes provision for wage increases for all employees in collective bargaining units without contract settlements consistent with the patterns established in the settlements. The City Financial Plan makes provision for a fourth contract year under the current round of collective bargaining with a 3.15% wage increase in that year and makes provision for a 1.25% wage increases annually thereafter for all City employees.


     The City Financial Plan also reflects other proposed State assistance which requires the approval of the State government. The nature and extent of the impact on the City of the federal and State budgets, when adopted, are uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan. Furthermore, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and/or other factors that could have a material effect on the City.

     Special Considerations

     The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties and contingencies include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; (iv) the willingness and ability of the State to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; (v) the ability of the New York City Health and Hospitals Corporation and other such entities to maintain balanced budgets; (vi) the willingness of the federal government to provide the amount of federal aid contemplated in the City Financial Plan; (vii) the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs;
(viii) adoption of the City's budget by the City Council in substantially the form submitted by the Mayor; (ix) the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; (x) the impact of conditions in the real estate market on real estate tax revenues; and (xi) the ability of the City and other financing entities to market their securities successfully in the public credit markets. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State Financial Plan and to the U.S. economy, as a whole, as discussed above.

     On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery, clean up and repair efforts have resulted in substantial expenditures. The City Financial Plan reflects the receipt of a $1 billion reimbursement from the Federal Emergency Management Agency. It is currently not possible to quantify the long-term adverse impact of the September 11 attacks on the City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources that will be required.

     Although the City has maintained balanced budgets in each of its last twenty-five fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City's economy. Coming out of past recessions, the City has typically lagged the nation's recovery. This is largely due to the fact that the City's economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City's service sectors only picks up when a recovery is firmly in place. The current recovery cycle is not expected to be any different and could adversely affect the City's economy.

     Ratings


     Standard & Poor's, Moody's and Fitch Ratings currently rate the City's outstanding general obligation bonds AA-, A1 and A+, respectively.

     On May 27, 2003, Standard & Poor's revised its outlook from negative to stable on the City's general obligation bonds. On May 22, 2006, Standard & Poor's revised its rating on the City's general obligation bonds from A+ to AA-. On January 25, 2005, Moody's revised its outlook from positive to stable on the City's general obligation bonds. On April 4, 2005, Moody's revised its rating on the City's general obligation bonds from A2 to A1. On December 8, 2005, Moody's reaffirmed its A1 rating and stable outlook on the City's general obligation bonds. On April 8, 2005, Fitch Ratings reaffirmed its A+ rating and stable outlook on the City's general obligation bonds.


Litigation


     A number of court actions have been brought involving State finances that could ultimately result in costs to the State Financial Plan. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. A significant case is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that would guarantee that all children in New York City have the opportunity to receive a sound basic education. In August 2004, the State Supreme Court directed a panel of three referees to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools. On November 30, 2004, the panel issued its report and recommendations. It recommended that the Supreme Court direct the State to pay New York City schools a total of $14.08 billion over the next four years in additional funding and $9.179 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel's report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually over the next five years. The State has appealed from the March 15, 1005 order to the Appellate Division, First Department and the trial court's decision was stayed pending the resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs' motion to lift the automatic stay. On March 23, 2006, the Appellate Division, First Department, by a three-member majority, vacated the March 15, 2005 order of the Supreme Court, New York County, confirming the referees' report and directed the Governor and the Legislature to: (i) "Consider, as within the range of constitutionality required [operational] funding for the New York City School District," between $4.7 billion and $5.63 billion, phased in over four years, and "that they appropriate such amount" in order to remedy the constitutional deprivations found in the Court of Appeals' earlier decision; and (ii) "Implement a capital improvement plan that expends $9.179 billion over the next five years or otherwise satisfied the City schools' constitutionality recognized capital needs." On April 17, 2006, the plaintiffs appealed to the Court of Appeals from the March 23, 2006 decision of the First Department. The State defendants cross appealed on April 21, 2006.

     Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties. There are also numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments.


     The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2005, amounted to approximately $4.8 billion. While the ultimate outcome and fiscal impact, if any, on the City of these outstanding claims are not currently predictable, adverse determinations on certain of them may have a material adverse effect upon the City's ability to carry out the City Financial Plan.

     Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico ("Puerto Rico" or the "Commonwealth"). These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003 and 2004, has also been reflected in the Puerto Rico economy. During fiscal year 2003 (July 2002 through June 2003), approximately 86% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 49% of Puerto Rico's imports. In fiscal year 2003, Puerto Rico experienced a $21.4 billion positive merchandise trade balance.

     Fiscal Year 2004. The Puerto Rico Planning Board's (the "Planning Board's") preliminary reports of the performance of the Puerto Rico economy during fiscal year 2004 indicate that the economy registered an increase of 2.8% in real gross product. Gross product was $50.3 billion in fiscal year 2004 compared to $47.4 billion in fiscal year 2003. This represents an increase in nominal gross product of 6.1%. Aggregate personal income increased from $44.7 billion in fiscal year 2003 to $46.8 billion in fiscal year 2004, and personal income per capita increased from $11,566 in fiscal year 2003 to $12,031 in fiscal year 2004. According to the Department of Labor and Human Resources Household Employment Survey (the "Household Survey"), total monthly employment averaged 1,205,602 in fiscal year 2004 compared to 1,188,015 in fiscal year 2003, an increase of 1.5%. Concurrently, the unemployment rate decreased from 12.1% during fiscal year 2003 to 11.4% during fiscal year 2004.

     Fiscal Year 2005. According to the Household Survey, total monthly seasonally adjusted employment for the first nine months of fiscal year 2005 averaged 1,233,100, an increase of 2.9% compared to 1,198,900 for the same period in fiscal year 2004. The seasonally adjusted unemployment rate for the first nine months of fiscal year 2005 was 10.8%, a decrease from 11.6% for the same period in fiscal year 2004. As in the past, the economy of Puerto Rico followed the performance of the United States economy. The Planning Board's current real gross national product forecast for fiscal year 2005, released in February 2004, projected an increase of 2.3%. The Planning Board confirmed this projection in February 2005. The major short-term factors that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the upward turn of short-term interest rates, and the devaluation of the United States dollar, which affects the value of imports to Puerto Rico.

     Fiscal Year 2006. The Planning Board's current real gross national product forecast for fiscal year 2006, released in February 2005, projects an increase of 2.5%. The major short-term factors that could have an adverse effect on the economy include those presented for fiscal year 2005, and the possibility of a deceleration of public investment due to the Commonwealth's fiscal difficulties, which could reduce activity in the construction sector. The continued upward trend of interest rates may also contribute to a possible slowing of economic activity in the construction sector. Although the current administration is working to maintain public investment, no assurance can be given that the Commonwealth will succeed in these efforts.


     Recently, the Government of Puerto Rico faced a $738 million year-end shortfall that left its Department of the Treasury with funds sufficient to pay only a portion of the wages due to government employees in May and June. As a result of this shortfall, the Government of Puerto Rico was forced to close numerous agencies, leaving only those providing essential services in operation. On May 17, 2006, the Government Development Bank for Puerto Rico granted a loan of up to $741 million to the Department of the Treasury to cover payroll and operating expenses of the Government.

     Ratings. On May 30, 2002, Standard & Poor's lowered the Commonwealth's debt rating from A to A-. Standard & Poor's stated that the downgrade reflected five years of deficit operations and the use of deficit financing and back loading of debt to eliminate a large accumulated operating deficit. On May 24, 2005, Standard & Poor's revised its rating from A- to BBB and reaffirmed its negative outlook on the Commonwealth's outstanding debt.


     The preceding discussion provides only a brief summary of economic factors that may affect the market values of Puerto Rico municipal obligations. There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. The information provided in this section is largely based on information drawn from Official Statements relating to securities offerings of Puerto Rico municipal obligations as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.


     Litigation and Legislation. To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. In this regard, current regulations issued by the Internal Revenue Service require reporting that would be extremely difficult for the Trustee to properly comply with. If the

Sponsor or the Trustee determine that compliance with the currently adopted Internal Revenue Service regulations requires this onerous tax reporting, the Trust may be terminated and liquidated prior to the Mandatory Termination Date set forth under "Summary of Essential Information." In such case, the bonds will be sold or redeemed prior to their stated maturity, and the proceeds from such events will be distributed to Holders who may not be able to reinvest the money they receive at as high a yield or as long a maturity. Such regulations would currently go into effect in calendar year 2011. See "Termination" herein. Furthermore, litigation challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from New York State, New York City and regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.


     Tax Exemption. From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See "Tax Status" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Unit holders are urged to consult their own tax advisers.

     Legislation effective in 2003 instituted certain lower tax rates on personal income. A decrease in the rate at which ordinary personal income, including interest income, is taxed would make an investment in state and local obligations relatively less attractive compared to an investment in taxable obligations because tax-exempt obligations generally pay a lower interest rate than comparable taxable obligations.

                             INSURANCE ON THE BONDS


     All of the Bonds in the Trust are insured or guaranteed by Ambac Assurance Corporation ("AMBAC"), CIFG Group ("CIFG"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA"), MBIA Insurance Corporation ("MBIA"), or XL Capital Assurance Inc. ("XLCA") (collectively, the "Insurance Companies"). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. All of the bonds in a trust will be insured or guaranteed by an AAA-rated interest as of the Date of Deposit. The ratings are subject to change at any time at the discretion of the rating agencies.


     The cost of this insurance is borne either by the issuers or previous owners of the Bonds. The Sponsor does not insure the Bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Bonds. The insurance policies are non-cancelable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Bonds. However, the insurance policies do not guarantee the market value of the Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

                                 PUBLIC OFFERING

Offering Price. The price of the Units of the Trust as of the Date of Deposit was determined by adding to the Evaluator's determination of the aggregate offering price of the Securities per Unit a sales charge of 5.152% thereof equal to 4.9% of the aggregate offering price of the Securities per Unit and a pro rata portion of estimated organization costs. During the initial public offering period, sales of at least 250 Units will be entitled to a volume discount from the Public Offering Price as described below. In addition, Unit holders of prior series of the Trust have the option to exchange Units of such prior series for Units of the Trust during the initial offering period at a discount of $10 per Unit from the normal sales charge, as described herein (see "Rights of Unit Holders - Exchange Option"). For purchases settling after the First Settlement Date, a proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price. However, after the initial offering period the Public Offering Price of the Units will not include a pro rata portion of estimated organizational costs.

     During the initial offering period the aggregate offering price of the Securities in the Trust is determined by the Evaluator (1) on the basis of current offering prices for the Securities,* (2) if offering prices are not available for any Securities, on the basis of current offering prices for comparable securities, (3) by making an appraisal of the value of the Securities on the basis of offering prices in the market, or (4) by any combination of the above. Such determinations are made each business day during the initial public offering period as of the Evaluation Time set forth in the "Summary of Essential Information" in Part A, effective for all sales made subsequent to the last preceding determination. For information relating to the calculation of the Redemption Price, which is based upon the aggregate bid price of the underlying Securities and which may be expected to be less than the aggregate offering price, see "Rights of Unit Holders--Redemption" in Part B. See also "Rights of Unit Holders--Certificates" and "Rights of Unit Holders--Redemption" in Part B for information relating to redemption of Units.

     The Evaluator will consider in its evaluation of Securities which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default ("Defaulted Bonds"). For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders--Redemption" in Part B.


---------
* With respect to the evaluation of Bonds during the initial syndicate offering period for such Bonds, the "current offering price," as determined by the Evaluator, will normally be equal to the syndicate offering price as of the Evaluation Time, unless the Evaluator determines that a material event has occurred which it believes may result in the syndicate offering price not accurately reflecting the market value of such Bonds, in which case the Evaluator, in making its determination with respect to such Bonds, will consider not only the syndicate offering price but also the factors described in (2) and (3) herein.

     Insurance obtained by the issuer of a Bond, or by some party other than the Trust, is effective so long as such Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted.

     The secondary market Public Offering Price of the Units of the Trust is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsor has implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless the Evaluator evaluates the price of the Bonds to a different date such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date.

     This method of sales charge computation will apply different sales charge rates to each Bond in the Trust based upon the maturity of each such Bond in accordance with the following schedule:

                                                                 Secondary Market
                                                                Period Sales Change
                                                       -------------------------------------
                                                        Percentage of          Percentage of
                                                       Public Offering          Net Amount
                                                        Per Bond Price           Invested
                                                       ---------------         -------------
Years to Maturity Per Bond
0 months to 2 years.............................             1.0%                1.010%
2 but less than 3...............................             2.0%                2.091%
3 but less than 4...............................             3.0%                3.093%
4 but less than 8...............................             4.0%                4.167%
8 but less than 12..............................             5.0%                5.363%
12 but less than 15.............................             5.5%                5.820%
15 or more......................................             5.9%                6.270%


     A minimum sales charge of 1.0% of the Public Offering Price will be applied to all secondary market unit purchases.

     During the initial public offering period, purchasers of 250 Units or more will be entitled to a volume discount from the Public Offering Price as set forth in the table below:

                                                                           Discount From
                                                                          Public Offering
                                                                           Price Per Unit
                                                                          ---------------
           Number of Units
           250-499.................................................           $  2.50
           500-999.................................................              7.50
           1,000-1,999.............................................             15.00
           2,000 or more...........................................             20.00


     Except as discussed under "Distribution of Units" below, the above volume discount will be the responsibility of the Selling Underwriter or dealer and will apply on all purchases at any one time by the same person of Units in the Trust in the amounts stated. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed for the purposes hereof to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

     Certain commercial banks are making Units of the Trust available to their customers on an agency basis. Further, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This legislation granted banks authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.

     Market for Units. Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units of the Trust and continuously to offer to purchase Units of the Trust during the initial offering period at prices based upon the aggregate offering price of the Securities in the Trust; and thereafter at prices based on the aggregate bid price of the related Securities. After the initial offering period the Sponsor's Repurchase Price shall be not less than the Redemption Price plus accrued interest through the expected date of settlement. (See "Rights of Unit Holders--Redemption-- Computation of Redemption Price per Unit" in Part B.) There is no sales charge incurred when a Unit holder sells Units back to the Sponsor. Any Units repurchased by the Sponsor may be reoffered to the public by the Sponsor at the Public Offering Price at such time, plus accrued interest.

     If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsor does not in any way guarantee the enforceability, marketability, or price of any Security in the portfolio or of the Units of the Trust. In the event that a market is not maintained for the Units of the Trust, a Unit holder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in the Trust may be expected to be less than the aggregate offering price. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders--Redemption" and "Sponsor" in Part B.

     Employees (and their immediate families) of Glickenhaus & Co. may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the offering side evaluation of the underlying Securities in the Trust during the initial offering period and at the bid side thereafter, divided by the number of Units outstanding plus a reduced sales charge of 1.5% of the Public Offering Price. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

Distribution of Units. The Underwriters of the Units of the Trust are listed in the Underwriting Account (see "Underwriting Account" in Part A). It is the Underwriters' intention to qualify Units of the Trust for sale in certain of the states and to effect a public distribution of the Units solely through their own organizations. However, Units may be sold to dealers who are members of the National Association of Securities Dealers, Inc. at prices which represent a concession equal to $32.00 per Unit from the related Public Offering Price applicable to sales of fewer than 500 Units subject in each case to change from time to time by the Agent for the Sponsor. Any volume discount (see "Offering Price" in Part B) offered to investors will be borne by the selling Underwriter or dealer except that, during the initial public offering period, the Sponsor may pay the selling Underwriter or dealer $2.50 per Unit for individual sales of more than 500 Units.

     Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

     Underwriters and broker-dealers of the Trust, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of Underwriters, brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such Underwriters, brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time, pursuant to objective criteria established by the Sponsor, pay fees to qualifying Underwriters, brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets and not out of the assets of the Trust. These programs will not change the price Unit holders pay for their Units or the amount that the Trust will receive from the Units sold.

Sponsor's and Underwriters' Profits. As set forth under "Public Offering--Offering Price" in Part B, the Underwriters will receive gross commissions equal to the specified percentages of the Public Offering Price of the Units of the Trust. The Sponsor will receive from the Underwriters the excess of such gross sales commission over $35 per Unit from Underwriters underwriting 100 to 249 Units, will receive the excess over $36 per Unit from Underwriters underwriting 250 to 499 Units, will receive the excess over $37 per Unit from Underwriters underwriting 500 to 749 Units, will receive the excess over $38 per Unit from Underwriters underwriting 750 to 999 Units, will receive the excess over $40 per Unit from Underwriters underwriting 1,000 or more Units. In addition, the Sponsor may, during the initial public offering period, pay any Underwriter an additional $2.50 per Unit for sales to individual purchasers of 500 or more Units. The Sponsor may also from time to time pay, in addition to the amounts referenced above, an additional concession, in the form of cash or other compensation, any Underwriter who underwrites or sells, during a specific period, minimum dollar amounts of the Units of the Trust. In no event will such additional concession paid by the Sponsor to the Underwriter exceed the difference between the sales charge and the Underwriter's allowance in respect of Units underwritten by the Underwriter. Such Units then may be distributed to the public by the dealers at the Public Offering Price then in effect.

     In addition, the Sponsor realizes a profit or sustain a loss, as the case may be, in the amount of any difference between the cost of the Securities to the Trust (which is based on the aggregate offering price of the Securities on the Date of Deposit) and the purchase price of such Securities to the Sponsor (which is the cost of such Securities at the time they were acquired for the account of the Trust). The Underwriters share in the profits, if any, described in the preceding sentence. See "Summary of Essential Information" in Part A. In addition, the Sponsor may realize profits or sustain losses with respect to Bonds deposited in the Trust which were acquired from the Sponsor or from underwriting syndicates of which it was a member. During the initial offering period, the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Securities and hence in the Public Offering Price received by the Underwriters for Units. Cash, if any, made available to the Sponsor prior to the settlement date for the purchase of Units of the Trust may be used in the Sponsor's businesses, subject to the limitations of the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.

     The Sponsor may have participated as an underwriter, manager, or member of underwriting syndicates from which some of the aggregate principal amount of the Bonds were acquired for the Trust in the amounts set forth in Part A. The Sponsor has not purchased any of the Securities in the Trust from its managed accounts.

     In maintaining a market for the Units of the Trust (see "Market for Units") the Sponsor and Underwriters will also realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell or redeem such Units and to the extent they earn sales charges on resales.

     ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN TO UNIT HOLDERS

     Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return. Estimated Current Return based on the Public Offering Price per Unit and Estimated Long-Term Return per Unit, each as of the business day prior to the Date of Deposit, is set forth under "Summary of Essential Information" in Part A. Information regarding the estimated monthly distributions of principal and interest to Unit holders of the Trust is available from the Sponsor on request.

     Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value on the Bond's purchase price. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Information" in Part A will be realized in the future.

     Estimated Long-Term Return is calculated using a formula that (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the Trust and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be greater than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Information" in Part A will be realized in the future.

                                   TAX STATUS

     This is a general discussion of some of the income tax consequences of the ownership of the Units. It applies only to investors who hold the Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies, tax-exempt organizations or accounts, or anyone who holds the Units as part of a hedge or straddle.

The Bonds

     In the opinions of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when-issued Bonds), the interest on the Bonds is excludable from gross income for regular federal income tax purposes under the law in effect at the time the Bonds were issued (except in certain circumstances because of the identity of the holder). In the opinion of such bond counsel, an individual holder who resides in New York State or City will not be subject to New York State or City tax on interest income derived from the Bonds held in the Trust (except in certain limited circumstances), although such an individual will be subject to New York State and (if a City resident) City tax with respect to any gains realized when Bonds or Units are sold, redeemed or paid at maturity. However, interest on the Bonds may be subject to other state and local taxes. Interest on the Bonds is not excludable from net income in determining New York State or New York City franchise taxes on corporations or financial institutions. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

     In the opinions of bond counsel referred to above, none of the interest received on the Bonds is subject to the alternative minimum tax for individuals. However, the interest is includible in the calculation of a corporation's alternative minimum tax.

     In the case of certain Bonds, the opinions of bond counsel may indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income taxes, although interest on those Bonds received by others would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

     The opinions of bond counsel may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their dates of issuance, as a result of changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the bonds) to comply with certain ongoing requirements. Failure to meet these requirements could cause the interest on the Bonds to become taxable, thereby reducing the value of the Bonds, subjecting holders of the Bonds to unanticipated tax liabilities and possibly requiring the Trustee to sell the Bonds at reduced values.

     The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made any investigation as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt private activity bonds, or the facilities themselves, and no one can give any assurance that future events will not affect the tax-exempt status of the Bonds.

     From time to time Congress considers proposals to tax the interest on state and local obligations such as the Bonds and it can be expected that similar proposals, including proposals for a flat tax or consumption tax, may be introduced in the future. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted, could adversely affect an investment in Units. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust.

     Legislation that took effect in 2003 lowered personal income tax rates under federal law. Under lower personal income tax rates on interest income, the benefit of the tax-exempt status of the Bonds held by the Trust is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of the effect of this recent change given that the interest rates on the Bonds generally are lower than the pre-tax interest rates on similar taxable bonds.

     Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

The Trust

     In the opinion of Paul Hastings Janofsky & Walker LLP, special counsel for the Sponsor, under existing law as of the date of this Prospectus:

        The Trust is not an association taxable as a corporation for federal income tax purposes, and interest on the Bonds that is excludable from federal gross income when received by the Trust will be excludable from the federal gross income of the Unit holders. Any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trust will be excludable from federal gross income and from New York State and City personal income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.

        Each Unit holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Unit holder will be considered to have received its pro rata share of income from the Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Unit holder's method of accounting and depending on the existence of any original issue discount), and each Unit holder will have a taxable event when an underlying Bond is disposed of (whether by sale or redemption) or when the Unit holder redeems or sells its Units.

        Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders.

        A Unit holder who is a non-resident of New York will not be subject to New York State or City income tax on any interest or gain derived from its interest in the Trust's assets or upon any gain from the sale of its Units except to the extent that such gain is from property employed in a business, trade, profession or occupation carried on in the State of New York.

     The opinion of Paul, Hastings, Janofsky & Walker LLP as to the tax status of the Trust, set forth above, is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trust pursuant to the Automatic Accumulation Plan, described under "Automatic Accumulation Account" in this Part B.

Other Tax Issues

     The Trust may contain Bonds issued with original issue discount. Unit holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of accrued tax-exempt original issue discount. The Trust's tax basis (and the Unit holder's tax basis) in a Bond is increased by any accrued original issue discount.

     Unit holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

     The total cost of a Unit to a Unit holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Unit holder's per Unit tax basis for each Bond.

The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond. A New York State or City resident should determine its basis and holding period for its Units for New York State and City tax purposes in the same manner as for federal tax purposes.

     A Unit holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond's face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Unit holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Unit holder's tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Unit holder's income. Thus, for example, a Unit holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Unit holder is considered to have held such interest.

     Bond premium must be amortized under the method the Unit holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

     Gain (or loss) realized on the sale, maturity or redemption of the Bonds or on the sale or redemption of a Unit is includible in gross income for federal income tax purposes. That gain (or loss) will be capital gain (or loss), assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain or loss will be realized by the Unit holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain or loss will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Unit holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Unit holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Unit holder's tax basis is otherwise a tax-free return of capital.

     A Unit holder may acquire its Units, or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount.

     Long-term capital gains realized by non-corporate Unit holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 15% (5% if the non-corporate Unit holder is, and would be after accounting for such gains, eligible for the 10% or 15% tax bracket for ordinary income), while ordinary income received by non-corporate Unit holders will be taxed at a maximum federal income tax rate of up to 35%. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Unit holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed prorata, a Unit holder's taxable income or gain for any year may exceed its actual cash distributions in that year.

     If the Trust purchases any units of a previously issued series, with respect to such series the Trust's pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.

     Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, if applicable; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income; (3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986;
(4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.

     A portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income" combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns that do not live apart from their spouse at all times during the taxable year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds this base amount.

     Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.

     If borrowed funds are used by a Unit holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible by non-corporate Unit holders. The purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.

     After the end of each calendar year, the Trustee will furnish to each Unit holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Unit holder and to the Internal Revenue Service. Unit holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

                             RIGHTS OF UNIT HOLDERS

Certificates. Ownership of Units of the Trust is evidenced by registered certificates executed by the Trustee and the Sponsor. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer.

     Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal. While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Principal Account exceeds $10.00 as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital gains, if any (semi-annually), received by the Trust will be distributed on each Distribution Date to Unit holders of record of the Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Summary of Essential Information" in Part A, "Rights of Unit Holders--Expenses and Charges" and "Rights of Unit Holders--Redemption" in Part B.

     The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account (other than amounts representing failed contracts as previously discussed) represented by each Unit thereof will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Information" in Part A. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. See "Summary of Essential Information" in Part A. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution.

     The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Securities in the Trust.

     Purchasers of Units who desire to receive distributions on a monthly basis may elect to do so at the time of purchase during the initial public offering period. Those indicating no choice will be deemed to have chosen the semi-annual distribution plan. Record dates for monthly distributions will be the fifteenth day of the preceding month and record dates for semi-annual distributions will be the fifteenth day of May and November.

     Details of estimated interest distributions under the payment plans, on a per Unit basis, appear in the footnotes to the "Summary of Essential Information" in Part A.

     The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unit holders have the option to contact the Trustee prior to May 15 of each year if the Unit holder desires to change his plan of distribution, and the change will become effective on May 16 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders--Redemption--Tender of Units" in Part B.

     The Trustee will, as of the fifteenth day of each month, deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "Rights of Unit Holders--Expenses and Charges" in Part B. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unit Holders--Redemption" in Part B. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unit holders and are available for use by the Trustee pursuant to normal banking procedures.

     Because interest on Securities in the Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account to Unit holders choosing the monthly payment plan. Therefore, on each monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In order to eliminate fluctuations in monthly interest distributions resulting from such variances during the first year of the Trust, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide monthly interest distributions of approximately equal amounts. In addition, the Trustee has agreed to advance sufficient funds to the Trust in order to reduce the amount of time before monthly distributions of interest to Unit holders commence. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account of the Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

     In order to acquire certain of the Securities subject to contract, it may be necessary to pay on the settlement dates for delivery of such Securities amounts covering accrued interest on such Securities which exceed the amounts paid by Unit holders (which excess will be made available under a letter of credit furnished by the Sponsor on the Date of Deposit). The Trustee has agreed to pay for any amounts necessary to cover any such excess and will be reimbursed therefor (without interest) when funds become available from interest payments on the particular Securities with respect to which such payments may have been made. Also, since interest on such Securities in the portfolio of the Trust (see "The Portfolio" in Part A) does not begin accruing as tax-exempt interest income to the benefit of Unit holders until such Bonds' respective dates of delivery (accrued interest prior to delivery being treated under the Code as a return of principal), the Trustee will, in order to cover interest treated as a return of principal, adjust its fee downward in an amount equal to the amount of interest that would have so accrued as tax-exempt interest (if not treated as a return of principal) on such Securities between the date of settlement for the Units and such dates of delivery.

     In addition, because of the varying interest payment dates of the Securities comprising the Trust portfolio, accrued interest at any point in time, subsequent to the recovery of any advancements of interest made by the Trustee, will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of his Units he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unit holder either redeems or sells such Unit or until the Trust is terminated.

Expenses and Charges. Initial Expenses. Investors will bear all or a portion of the costs incurred in organizing the Trust -- including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Trust's portfolio. During the initial public offering period only, a pro rata portion of such organization costs will be charged upon the investor's purchase of Units.

     Fees. The Trustee's, Sponsor's and Evaluator's fees are set forth under the "Summary of Essential Information" in Part A. The Sponsor's fee, which is earned for portfolio supervisory services, is based on the face amount of Securities in the Trust at December 1 of each year. The Sponsor's fee, which is not to exceed the maximum amount set forth under the "Summary of Essential Information" for the Trust, may exceed the actual costs of providing portfolio supervisory services for the Trust, but at no time will the total amount the Sponsor receives for portfolio supervisory services rendered to all series of Empire State Municipal Exempt Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year.

     The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth in the "Summary of Essential Information" for the Trust; provided, however, that such fees may be adjusted as set forth under the "Summary of Essential Information." There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unit Holders--Distribution of Interest and Principal" in Part B. For a discussion of the services performed by the

Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders" in Part B.

     The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsor's annual fee is payable annually on December 1, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent"; except no such increase in the Trustee's fee will be so made for the sole purpose of making up any downward adjustment therein as described in "Summary of Essential Information." If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

Other Charges. The following additional charges are or may be incurred by the
Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by an independent public accounting firm that is selected by the Sponsor and is registered and in good standing with the Public Company Accounting Oversight Board (so long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith, or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (to the knowledge of the Sponsor no such taxes or charges are being levied, made or contemplated). To the extent lawful, the Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. All direct distribution expenses of the trusts (including the costs of maintaining the secondary market for the trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature will be paid at no cost to the Trust. Any payments received by the Sponsor reimbursing it for payments made to update the Trust's registration statement will not exceed the costs incurred by the Sponsor. The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

Reports and Records. The Trustee shall furnish Unit holders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year;
(2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (including any unearned original issue discount), deductions for payments of applicable taxes and for fees and expenses of the Trust, purchase of Replacement Bonds, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

     The Trustee shall keep available for inspection by Unit holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders of the Trust, certificates issued or held, a current list of Securities in the Trust and a copy of the Trust Agreement.

Redemption. Tender of Units. While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its unit investment trust office at 101 Barclay Street, New York, New York 10286, upon payment of any applicable fees. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

     Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered by the person seeking redemption (see "Rights of Unit Holders-- Certificates" in Part B). Unit holders must sign exactly as their names appear on the face of the certificate with signature(s) guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

     Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the "Summary of Essential Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Rights of Unit Holders--Redemption--Purchase by the Sponsor of Units Tendered for Redemption" in Part B.

     Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

     The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

     Computation of Redemption Price per Unit. The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in the Trust, while the Public Offering Price of Units during the initial offering period is determined on the basis of the offering prices of the Securities, both as of the Evaluation Time on the day any such determination is made. The bid prices of the Securities may be expected to be less than the offering prices. This Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), (2) cash on hand in the Trust (other than cash covering contracts to purchase Securities), and (3) accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. The Evaluator may determine the value of the Securities in the Trust (1) on the basis of current bid prices for the Securities, (2) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (3) by appraisal, or (4) by any combination of the above. The Bonds in the Trust are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of the Bonds.

     The difference between the bid and offering prices of the Securities may be expected to average 1 1/2% of face amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1%, and in the case of inactively traded bonds such difference usually will not exceed 3%. On the business day prior to the date of this Prospectus, the aggregate bid side evaluation was lower than the aggregate offering side evaluation by the amount set forth in the footnotes to the "Portfolio." For this reason, among others, the price at which Units may be redeemed could be less than the price paid by the Unit holder. On the Date of Deposit the aggregate current offering price of such Securities per Unit exceeded the bid price of such Securities per Unit by the amount set forth under "Summary of Essential Information."

     Purchase by the Sponsor of Units Tendered for Redemption. The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee (see "Public Offering--Offering Price--Market for Units" in this Part B). Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units, provided that the Sponsor shall not receive for Units purchased as set forth above a higher price than it paid, plus accrued interest.

     The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus (see "Public Offering--Offering Price" in Part B). Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units (see "Public Offering--Sponsor's and Underwriters' Profits" in this Part B).

Exchange Option. The Sponsor of the series of Empire State Municipal Exempt Trust, (including the series of Municipal Exempt Trust, the predecessor trust to Empire State Municipal Exempt Trust) (the "Exchange Trusts") are offering Unit holders of the Exchange Trusts for which the Sponsor is maintaining a secondary market an option to exchange a Unit of any series of the Exchange Trusts for a Unit of a different series of the Exchange Trusts being offered by the Sponsor (other than in the initial offering period) at a Public Offering Price generally based on the bid prices of the underlying Securities divided by the number of Units outstanding (see "Public Offering--Offering Price") plus a fixed sales charge of $15 per Unit (in lieu of the normal sales charge). However, a Unit holder must have held his Unit for a period of at least six months in order to exercise the exchange option or agree to pay a sales charge based on the greater of $15 per Unit or an amount which together with the initial sales charge paid in connection with the acquisition of Units being exchanged equals the normal sales charge of the series into which the investment is being converted, determined as of the date of the exchange. In addition, the Sponsor is offering Unit holders of the Exchange Trusts for which the Sponsor is maintaining a secondary market the option to exchange into an Exchange Trust being offered by the Sponsor in the initial offering period at a Public Offering Price (see "Public Offering - Offering Price") less a discount of $10 per Unit from the normal sales charge. Such exchanges will be effected in whole Units only. Any excess proceeds from the Units being surrendered will be returned, and the Unit holder will not be permitted to advance any new money in order to complete an exchange. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to the Unit holders. In the event the exchange option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to his Units without further instructions from the Unit holder.

     An exchange of Units of one Exchange Trust for those in another Exchange Trust is likely to be a taxable disposition, at least in part, of the Units given up on which gain or loss is recognized for federal and state income tax purposes. Unit holders are urged to consult their own tax advisors as to the tax consequences of exchanging Units.

                         AUTOMATIC ACCUMULATION ACCOUNT

     The Sponsor has entered into an arrangement (the "Plan") with Empire Builder Tax Free Bond Fund (the "Empire Builder") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Empire Builder. The Empire Builder is an open-end, non-diversified investment company whose investment objective is to seek as high a level of current income exempt from regular federal income tax and from New York State and New York City personal income taxes as is believed to be consistent with preservation of capital. It is the policy of the Empire Builder to invest primarily in debt securities the interest income from which is exempt from such taxes.

     The Empire Builder has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Empire Builder will be of "investment grade" quality--that is, at the time of purchase by the Empire Builder, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB) or will be unrated bonds which at the time of purchase are judged by the Empire Builder's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Empire Builder that under normal market conditions at least 90% of the income distributed to its shareholders will be exempt from regular federal income tax, the alternative minimum tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, when the Empire Builder is investing for temporary defensive purposes in obligations other than New York tax-exempt bonds, more than 10% of the Empire Builder's income distributions could be subject to federal income tax and/or New York State and/or New York City income taxes, as described in the current prospectus relating to the Empire Builder (the "Empire Builder Prospectus"). Glickenhaus & Co. ("Glickenhaus"), sponsor of the Trust, acts as the investment adviser and distributor for the Empire Builder.

     Each Unit holder may request from The Bank of New York (the "Plan Agent"), a copy of the Empire Builder Prospectus describing the Empire Builder and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable distribution date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Empire Builder at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Empire Builder Prospectus. Unless otherwise indicated, new Participants in the Empire Builder Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Empire Builder purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor, the Trustee, the Empire Builder and Glickenhaus, as investment advisor for Empire Builder, each will have the right to terminate or modify this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Empire Builder through the Plan, including charges and expenses, return the enclosed card for a copy of the Empire Builder Prospectus. Read it carefully before you decide to participate.

                                     SPONSOR

     Glickenhaus, a New York limited partnership, is engaged in the underwriting and securities brokerage business, and in the investment advisory business. It is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive Series of The Glickenhaus Value Portfolios and The Municipal Insured National Trusts, and for the prior series of Empire State Municipal Exempt Trust including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series 3.

Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

Limitations on Liability. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment; nor will it be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. See "The Trust--Portfolio" and "Sponsor--Responsibility" in Part B.

Responsibility. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unit holder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of advanced refunding.

     It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

     Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unit holder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph and in the discussion under "Risk Factors-Failure of a Contract to Purchase Bonds and Substitution of Bonds" in Part B regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

     If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

     The Sponsor may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in the Trust would be detrimental to the interest of the Unit holders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unit holders.

     In connection with any liquidation prior to the Mandatory Termination Date, with respect to the Trust, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders. It is the present intention of the Sponsor not to direct the Trustee to hold any Bonds after the date of termination.

Resignation. If the Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.


Financial Information. The total partners' capital of Glickenhaus at September 30, 2005, was $245,359,798 (audited) and at March 31, 2006, was $244,651,972
(unaudited).


     The foregoing information with regard to the Sponsor relates to the Sponsor only, and not to any series of Empire State Municipal Exempt Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations shown herein. More comprehensive financial information can be obtained upon request from any Sponsor.

                                     TRUSTEE

     The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the Trust. Monies held by the Trustee for the Trust will be held in a non-interest bearing account at the Trustee.

Limitations on Liability. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "Portfolio" in Part A.

Responsibility. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsor--Responsibility" and "Sponsor--Resignation" in this Part B.

Resignation. By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible.

If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or if the Sponsor deems it to be in the best interest of the Unit holders, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

                                    EVALUATOR

     Both during and after the initial offering period, the Evaluator shall be CapeLogic, Inc., a New Jersey corporation with its main office located at 59 Longview Avenue, Randolph, New Jersey 07869.

Limitations on Liability. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unit holders for errors in judgement. But this provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering--Offering Price" in Part B.

Resignation. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

     The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsor and the Trustee may amend the Trust Agreement with the consent of the holders of Certificates evidencing 66 2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in the Trust of any Unit holder without the consent of such Unit holder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unit holders. In no event shall the Trust Agreement be amended to increase the number of

Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of each Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.


     The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify all Unit holders when the value of the Trust as shown by any evaluation is less than $2,000,000 or less than 20% of the value of the Trust as of the date hereof, whichever is lower, at which time the Trust may be terminated (i) by the consent of 66 2/3% of the Units or (ii) by the Trustee; provided, however, that upon affirmative written notice to the Sponsor and the holders at least 33 1/3% of the Units may instruct the Trustee not to terminate the Trust. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth in Part A; provided, however, that prior to such date, the Trustee shall not dispose of any Bonds if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders. In addition, the Trust Agreement provides that the Trustee may in its discretion, and shall when so directed by the Sponsor, terminate the Trust, as a result of new tax reporting regulations issued by the Internal Revenue Service. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any remaining Securities, and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.


                                 LEGAL OPINIONS

     Certain legal matters will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsor, and Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022-2585, acting as counsel for the Trustee.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The statement of condition of the Trust included in this Prospectus has been audited by Grant Thornton LLP, an independent registered public accounting firm, as stated in their report appearing herein, and has been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

                           DESCRIPTION OF BOND RATINGS

     Standard & Poor's Rating. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC--Bonds rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): to provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

     NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest.

     SP-3: Speculative capacity to pay principal and interest.

     * Moody's Investors Service Rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Con. (. . .)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "B" in its corporate rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the security ranks in the lower end of its generic rating category.

                              TAX EQUIVALENT YIELDS

The following tables indicate the approximate yield resident individuals in various income brackets must earn on a security subject to federal, New York State and New York City income taxes to receive an after-tax yield equivalent to that provided by a tax-exempt bond yielding from 4.0% to 8.0%, based on anticipated 2006 federal, New York State and New York City marginal tax rates. New York City taxpayers should refer to Table I. New York State taxpayers outside of New York City should refer to Table II.


TABLE I.  COMBINED EFFECT OF FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAXES

                                            Approx.                          To equal a tax-exempt yield of:
                                             2006    -------------------------------------------------------------------------------
                                           Federal,
If your net taxable                          NYS       4.00%    4.50%    5.00%    5.50%    6.00%    6.50%    7.00%    7.50%    8.00%
income(1)                                   & NYC    -------------------------------------------------------------------------------
is approximately(2)                        Marginal
Joint Return          Single Return       Tax Rates(3)                          A taxable investment would have to pay you:(4)
--------------------- -------------------- --------- -------------------------------------------------------------------------------
$61,301 - $123,700    $30,651 - $74,200      35.44%    6.20%    6.97%    7.74%    8.52%    9.29%   10.07%   10.84%   11.62%   12.39%
--------------------- -------------------- --------- -------- -------- -------- -------- -------- -------- -------- -------- -------
$123,701 - $188,450   $74,201 - $154,800     38.90%    6.55%    7.36%    8.18%    9.00%    9.82%   10.64%   11.46%   12.27%   13.09%
--------------------- -------------------- --------- -------- -------- -------- -------- -------- -------- -------- -------- -------
$188,451 - $336,550   $154,801 - $336,550    44.30%    7.18%    8.08%    8.98%    9.87%   10.77%   11.67%   12.57%   13.46%   14.36%
--------------------- -------------------- --------- -------- -------- -------- -------- -------- -------- -------- -------- -------
$336,551 - $500,000   $336,551 - $500,000    46.30%    7.45%    8.38%    9.31%   10.24%   11.17%   12.10%   13.04%   13.97%   14.90%
--------------------- -------------------- --------- -------- -------- -------- -------- -------- -------- -------- -------- -------
$500,001+             $500,001+              47.15%    7.57%    8.51%    9.46%   10.41%   11.35%   12.30%   13.25%   14.19%   15.14%
--------------------- -------------------- --------- -------- -------- -------- -------- -------- -------- -------- -------- -------


TABLE II.  COMBINED EFFECT OF FEDERAL AND NEW YORK STATE INCOME TAXES

                                            Approx.                          To equal a tax-exempt yield of:
                                              2006   -------------------------------------------------------------------------------
                                            Federal
If your net taxable                            &       4.00%    4.50%    5.00%    5.50%    6.00%    6.50%    7.00%    7.50%    8.00%
income(1)                                     NYS    -------------------------------------------------------------------------------
is approximately(2)                         Marginal
Joint Return          Single Return       Tax Rates(5)                          A taxable investment would have to pay you:(4)
--------------------- -------------------- --------- -------------------------------------------------------------------------------
$61,301 - $123,700    $30,651 - $74,200      31.85%    5.87%    6.60%    7.34%    8.07%    8.80%    9.54%   10.27%   11.01%   11.74%
--------------------- -------------------- --------- -------- -------- -------- -------- -------- -------- -------- -------- -------
$123,701 - $188,450   $74,201 - $154,800     35.25%    6.18%    6.95%    7.72%    8.49%    9.27%   10.04%   10.81%   11.58%   12.36%
--------------------- -------------------- --------- -------- -------- -------- -------- -------- -------- -------- -------- -------
$188,451 - $336,550   $154,801 - $336,550    40.25%    6.69%    7.53%    8.37%    9.21%   10.04%   10.88%   11.72%   12.55%   13.39%
--------------------- -------------------- --------- -------- -------- -------- -------- -------- -------- -------- -------- -------
$336,551 - $500,000   $336,551 - $500,000    42.25%    6.93%    7.79%    8.66%    9.52%   10.39%   11.26%   12.12%   12.99%   13.85%
--------------------- -------------------- --------- -------- -------- -------- -------- -------- -------- -------- -------- -------
$500,001+             $500,001+              42.70%    6.98%    7.85%    8.73%    9.60%   10.47%   11.34%   12.22%   13.09%   13.96%
--------------------- -------------------- --------- -------- -------- -------- -------- -------- -------- -------- -------- -------


----------
(1)  After exemptions and deductions other than state and local tax deductions.
(2) The tables cover only a representative range of incomes, and income brackets have been rounded off to facilitate illustration. Actual federal, New York State and New York City income brackets may differ slightly from those in the table.
(3) This rate is calculated by using the highest New York State and New York City marginal tax rates that apply to the bracket.
(4) Yields on taxable investments have been rounded off to facilitate illustration.
(5) This rate is calculated by using the highest New York State and marginal tax rate that applies to the bracket.


           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 184
-------------------------------------------------------------------------------------------------------
               4,500 Units                         Dated:  July 13, 2006

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, DC under the
Securities Act of 1933 (file no. 333-129707) and the Investment Company Act of 1940 (file no.
811-2838), and to which reference is hereby made. Copies may be reviewed at the Commission or on the
Internet, or obtained from the Commission at prescribed rates by:

o       calling:      1-202-942-8090
o       visiting the SEC Internet address:    http://www.sec.gov
o       writing:      Public Reference Section of the Commission, 450 Fifth Street, N.W.,
                      Washington, DC 20549-6009

------------------------------------------------------------------------------------------------------
Table of Contents                                                 Sponsor:
                      Part A
Investment Summary                                      A-2       Glickenhaus & Co.
Fee Table                                               A-4       546 Fifth Avenue
Summary of Essential Information                        A-5       New York, New York  10036
Portfolio Summary                                       A-7
Report of Independent Registered Public
  Accounting Firm                                       A-8
Statement of Condition                                  A-9
Portfolio                                               A-10
Underwriting Account                                    A-12
                      Part B
The Trust                                               B-1
Risk Factors                                            B-2       Trustee:
Insurance on the Bonds                                  B-18
Public Offering                                         B-19      The Bank of New York
Estimated Current Return and                                      2 Hanson Place, 12th Floor
  Estimated Long-Term Return to Unit Holders            B-23      Brooklyn, New York  11217
Tax Status                                              B-24
Rights of Unit Holders                                  B-29
Automatic Accumulation Account                          B-35
Sponsor                                                 B-36
Trustee                                                 B-38
Evaluator                                               B-39
Amendment and Termination of the
  Trust Agreement                                       B-39
Legal Opinions                                          B-40
Independent Registered Public Accounting Firm           B-40
Description of Bond Ratings                             B-40
Tax Equivalent Yields                                   B-44
------------------------------------------------------------------------------------------------------
No person is authorized to give any information or to make any representations with respect to this
Trust not contained in this Prospectus and you should not rely on any other information.
------------------------------------------------------------------------------------------------------